UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 16, 2016
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

On May 16, 2016, we issued a press release announcing Nasdaq had issued a determination that the company has evidenced compliance with all requirements for continued listing on The Nasdaq Capital Market and, accordingly, the listing qualifications matter has been closed. A copy of the press release is furnished as Exhibit 99.1, and is incorporated by reference herein.

ITEM 8.01	OTHER MATERIAL EVENTS

On May 16, 2016, we received correspondence from Nasdaq that stated, in part, “This is to confirm that Cellectar Biosciences, Inc. (the Company) has regained compliance with the minimum shareholders’ equity rule and evidenced an ability to maintain compliance, as required by the Panel’s decision dated April 6, 2016; and is in compliance with all other applicable requirements as set forth in the decision and required for listing on The Nasdaq Capital Market... Accordingly, the Panel has determined to continue the listing of the Company’s securities on The Nasdaq Stock Market...”

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Title
99.1	Press release dated May 16, 2016, entitled “Cellectar Biosciences Satisfies All Nasdaq Listing Criteria”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2015	CELLECTAR BIOSCIENCES, INC.

	By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Title
99.1	Press release dated May 16, 2016, entitled “Cellectar Biosciences Satisfies All Nasdaq Listing Criteria”

4